Income Taxes	6 Months Ended
Jun. 30, 2026
Income Taxes [Abstract]
INCOME TAXES

17. INCOME TAXES

The Company’s effective income tax rate was 0% for each of the six months ended June 30, 2026 and 2025. The Company is a Cayman Islands exempted company and is not subject to income tax in the Cayman Islands. Its operating subsidiaries are subject to tax in the United Kingdom, Ghana, Ireland, the United Arab Emirates and the United States. No income tax expense or benefit was recorded for the six months ended June 30, 2026 or 2025 because the Company incurred losses in each taxing jurisdiction in which it operates and continues to maintain a full valuation allowance against its net deferred tax assets. The Company had no material uncertain tax positions at June 30, 2026 or December 31, 2025.

The valuation allowance relates to deferred tax assets for certain items that will be deductible for income tax purposes under very limited circumstances and for which the Company believes it is not more likely than not that it will realize the associated tax benefit. However, in the event that the Company determines that it would be able to realize more or less than the recorded amount of net deferred tax assets, an adjustment to the deferred tax asset valuation allowance would be recorded in the period such a determination is made. In assessing the realizability of deferred tax assets, management considers whether it is more-likely-than-not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income, and tax planning strategies in making this assessment. Based upon the levels of historical taxable income, projections of future taxable income and the reversal of deferred tax liabilities over the periods in which the deferred tax assets are deductible, management believes it is more-likely-than-not that the Company will not realize the benefits of its net deferred tax assets. Accordingly, the Company continued to record a full valuation allowance against its net deferred tax assets at June 30, 2026 and December 31, 2025.

The Company recognizes interest and penalties relating to uncertain tax positions in income tax expense. No amounts were recorded for the six months ended June 30, 2026 or 2025.

The Company files income tax returns as prescribed by tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state and local jurisdictions where applicable based on the statute of limitations that apply in each jurisdiction. The Company has no open income tax audits with any taxing authority as of June 30, 2026. The Company remains subject to income tax examination by domestic and foreign tax authorities for the years 2024 through 2026.